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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2003

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31449                              76-0695920
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                        77002
           (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release issued April 24, 2003 regarding Texas Genco's first quarter 2003 earnings.

ITEM 9.     REGULATION FD DISCLOSURE (ALSO PROVIDED UNDER ITEM 12).

         On April 24, 2003, Texas Genco Holdings, Inc. ("Texas Genco") reported first quarter 2003 earnings. For additional information regarding Texas Genco's first quarter 2003 earnings, please refer to Texas Genco's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. In accordance with SEC Release No. 33-8216, this information, required to be furnished under Item 12 "Results of Operations and Financial Condition," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 9 and Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Texas Genco, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Texas Genco Holdings or any of its affiliates.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TEXAS GENCO HOLDINGS, INC.



Date:  April 24, 2003                          By: /s/ Gary L. Whitlock
                                                   -----------------------------
                                                   Gary L. Whitlock
                                                   Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                   EXHIBIT DESCRIPTION
         ------                   -------------------

          99.1 Press Release issued April 24, 2003 regarding Texas Genco's first quarter 2003 earnings